UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2006
Alleghany Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 752-1356
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 18, 2006, in connection with the initial public offering of shares of common stock (the “IPO”) of Darwin Professional Underwriters, Inc. (“Darwin”), a subsidiary of Alleghany Corporation (the “Company”), Alleghany Insurance Holdings LLC, also a subsidiary of the Company, and Darwin entered into a Registration Rights Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement is filed as Exhibit 10.1 to this current report on Form 8-K.
Also on May 18, 2006, in connection with the IPO, the Company entered into a Master Agreement (the “Master Agreement”) with Darwin. The Master Agreement is filed as Exhibit 10.2 to this current report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

10.1	Registration Rights Agreement dated as of May 18, 2006 by and between Darwin Professional Underwriters, Inc. and Alleghany Insurance Holdings LLC.

10.2	Master Agreement dated as of May 18, 2006 by and between Darwin Professional Underwriters, Inc. and Alleghany Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: May 23, 2006	By:	/s/ Jerry G. Borrelli
		Name:	Jerry G. Borrelli
		Title:	Vice President

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